Exhibit 99.2

Wessex House, 4th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of December 31, 2010

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by  Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2010	2009	Change	2010	2009	Change

Gross premiums written	$664,212	$718,712	(7.6)%	$3,266,787	$3,592,931	(9.1)%

Net premiums written	$482,911	$519,087	(7.0)%	$2,511,040	$2,763,112	(9.1)%

Net premiums earned	$632,146	$708,538	(10.8)%	$2,552,483	$2,842,745	(10.2)%

Underwriting income	$48,356	$79,218	(39.0)%	$195,004	$336,066	(42.0)%

Net investment income	$90,601	$93,551	(3.2)%	$364,878	$390,131	(6.5)%
Per diluted share	$1.81	$1.56	16.0%	$6.95	$6.30	10.3%

Net income available to common shareholders	$227,651	$284,696	(20.0)%	$816,744	$851,101	(4.0)%
Per diluted share	$4.54	$4.75	(4.4)%	$15.55	$13.74	13.2%

After-tax operating income available to common shareholders (1)	$129,489	$159,431	(18.8)%	$491,074	$651,805	(24.7)%
Per diluted share	$2.58	$2.66	(3.0)%	$9.35	$10.53	(11.2)%

Comprehensive income	$50,245	$207,903	(75.8)%	$908,565	$1,332,534	(31.8)%

Cash flow from operations	$144,513	$183,983	(21.5)%	$802,074	$992,647	(19.2)%

Diluted weighted average common shares and common share equivalents outstanding	50,102,143	59,910,667	(16.4)%	52,521,719	61,927,132	(15.2)%

Underwriting ratios:
Loss ratio	58.1%	57.9%	0.2%	59.5%	58.2%	1.3%
Acquisition expense ratio	16.5%	16.9%	(0.4)%	17.2%	17.2%	0.0%
Other operating expense ratio	18.1%	14.0%	4.1%	15.8%	12.7%	3.1%
Combined ratio	92.7%	88.8%	3.9%	92.5%	88.1%	4.4%

Financial measures:

Growth in book value per common share	0.8%	5.1%	(83.7)%	23.2%	42.2%	(44.9)%

Annualized operating return on average common equity	12.1%	15.7%	(22.9)%	12.0%	18.3%	(34.4)%

Total return on investments (2)	(0.07)%	1.15%	-122 bps	7.00%	11.28%	-428 bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Gross premiums written	$664,212	$831,788	$817,100	$953,687	$718,712	$937,328	$911,920	1,024,971	$825,465	$3,266,787	$3,592,931
Net premiums written	482,911	636,117	624,258	767,754	519,087	727,308	693,854	822,863	615,574	2,511,040	2,763,112

Net premiums earned	632,146	627,409	$623,011	$669,917	$708,538	$734,385	$699,258	$700,564	$698,514	$2,552,483	$2,842,745
Fee income	2,814	874	883	794	894	826	817	925	1,456	5,365	3,462
Losses and loss adjustment expenses	(367,326)	(359,193)	(363,145)	(428,051)	(410,360)	(444,914)	(398,858)	(400,542)	(490,816)	(1,517,715)	(1,654,674)
Acquisition expenses, net	(104,824)	(111,279)	(107,475)	(117,624)	(120,549)	(122,739)	(123,814)	(126,458)	(123,231)	(441,202)	(493,560)
Other operating expenses	(114,454)	(97,325)	(91,030)	(101,118)	(99,305)	(93,723)	(87,779)	(81,100)	(93,580)	(403,927)	(361,907)
Underwriting income (loss)	48,356	60,486	62,244	23,918	79,218	73,835	89,624	93,389	(7,657)	195,004	336,066

Net investment income	90,601	90,768	90,537	92,972	93,551	100,213	100,485	95,882	111,745	364,878	390,131
Net realized gains (losses)	74,027	68,828	62,114	47,782	89,901	70,638	(11,793)	(5,164)	(27,704)	252,751	143,582
Net impairment losses recognized in earnings	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,863)	(36,134)	(75,169)	(11,321)	(66,133)
Equity in net income (loss) of investment funds accounted for using the equity method	22,990	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	61,400	167,819
Other income	6,165	1,840	4,528	5,978	5,428	5,687	4,950	3,951	211	18,511	20,016
Other expenses	(6,881)	(5,796)	(10,503)	(5,688)	(6,680)	(6,020)	(11,515)	(6,016)	(6,805)	(28,868)	(30,231)
Interest expense	(7,460)	(7,371)	(7,916)	(7,260)	(7,015)	(6,001)	(5,712)	(5,712)	(6,285)	(30,007)	(24,440)
Net foreign exchange gains (losses)	6,039	(65,157)	48,625	38,601	9,051	(19,755)	(53,658)	25,205	51,479	28,108	(39,157)
Income (loss) before income taxes	230,607	151,231	244,871	223,747	291,352	283,073	167,408	155,820	(134,332)	850,456	897,653
Income tax (expense) benefit	3,505	(3,200)	(1,420)	(6,753)	(195)	(2,205)	(8,818)	(9,490)	(2,179)	(7,868)	(20,708)

Net income (loss)	234,112	148,031	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	842,588	876,945
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income (loss) available to common shareholders	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$816,744	$851,101

Underwriting Ratios
Loss ratio	58.1%	57.3%	58.3%	63.9%	57.9%	60.6%	57.0%	57.2%	70.3%	59.5%	58.2%
Acquisition expense ratio	16.5%	17.6%	17.1%	17.4%	16.9%	16.6%	17.6%	17.9%	17.5%	17.2%	17.2%
Other operating expense ratio	18.1%	15.5%	14.6%	15.1%	14.0%	12.8%	12.6%	11.6%	13.4%	15.8%	12.7%
Combined ratio	92.7%	90.4%	90.0%	96.4%	88.8%	90.0%	87.2%	86.7%	101.2%	92.5%	88.1%

Net premiums written to gross premiums written	72.7%	76.5%	76.4%	80.5%	72.2%	77.6%	76.1%	80.3%	74.6%	76.9%	76.9%

Net income (loss) per common share
Basic	$4.77	$2.89	$4.65	$3.97	$4.96	$4.56	$2.52	$2.32	$(2.38)	$16.28	$14.29
Diluted	$4.54	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$15.55	$13.74

Weighted average common shares and common share equivalents outstanding
Basic	47,773,382	48,997,791	50,987,540	53,039,026	57,379,974	60,156,219	60,417,391	60,313,550	60,048,258	50,181,716	59,560,361
Diluted	50,102,143	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	52,521,719	61,927,132

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008
Assets
Investments:
Fixed maturities available for sale, at market value	9,082,828	$9,810,102	$9,428,456	$9,295,680	$9,391,926	$9,265,961	$8,944,110	$8,540,653	$8,122,221
Short-term investments available for sale, at market value	915,841	780,671	554,304	669,798	571,489	706,157	660,859	749,708	479,586
Investment of funds received under securities lending agreements, at market value (1)	69,660	200,020	209,635	177,954	91,160	252,500	309,000	378,071	473,766
TALF investments, at market value (2)	402,449	410,881	407,469	406,997	250,265	250,517	—	—	—
Equity securities available for sale, at market value	363,255	120,604	62,788	76,333	36,623	31,958	—	—	—
Other investments	349,272	297,807	277,810	187,275	135,549	122,568	115,260	104,988	109,601
Investment funds accounted for using the equity method	434,600	432,418	408,402	405,584	391,869	376,381	370,165	293,452	301,027
Total investments	11,617,905	12,052,503	11,348,864	11,219,621	10,868,881	11,006,042	10,399,394	10,066,872	9,486,201

Cash	362,740	365,997	341,469	338,708	334,571	385,149	336,693	244,037	251,739
Accrued investment income	74,837	79,180	72,102	74,214	70,673	77,762	70,854	65,365	78,052
Investment in joint venture	105,698	104,347	103,540	102,946	102,855	101,473	100,656	101,143	98,341
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	75,575	203,221	214,564	184,221	212,820	609,334	559,385	559,691	728,065
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	—	—	—	—	115,839	358,996	247,473	172,750	256,428
Premiums receivable	503,434	662,634	706,503	699,385	595,030	697,806	735,969	720,724	628,951
Unpaid losses and loss adjustment expenses recoverable	1,703,201	1,654,900	1,673,911	1,643,573	1,659,500	1,709,756	1,740,248	1,710,781	1,729,135
Paid losses and loss adjustment expenses recoverable	60,784	60,222	47,148	67,734	60,770	58,588	53,432	76,312	63,294
Prepaid reinsurance premiums	263,448	267,240	256,952	250,841	277,985	283,290	283,488	274,578	303,707
Deferred acquisition costs, net	277,861	297,250	293,982	298,371	280,372	303,826	307,896	313,973	295,192
Receivable for securities sold	56,145	1,329,508	1,084,122	1,427,085	187,171	998,431	1,192,659	1,191,896	105,073
Other assets	669,164	624,395	634,242	628,407	609,323	592,701	613,788	594,165	592,367
Total Assets	$15,770,792	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545

Liabilities
Reserve for losses and loss adjustment expenses	8,098,454	8,054,677	7,940,104	$7,898,162	$7,873,412	$7,879,586	$7,809,034	$7,709,317	$7,666,957
Unearned premiums	1,370,075	1,524,100	1,492,550	1,495,265	1,433,331	1,627,519	1,632,989	1,617,431	1,526,682
Reinsurance balances payable	132,452	130,274	128,723	114,254	156,500	159,898	158,974	146,981	138,509
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	125,000	125,000	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at market value (2)	325,770	331,797	336,213	346,746	217,565	219,843	—	—	—
Securities lending payable	78,021	209,411	219,796	189,024	219,116	625,706	574,014	574,337	753,528
Payable for securities purchased	200,192	1,649,462	1,192,181	1,429,529	136,381	1,197,411	1,432,395	1,433,732	123,309
Other liabilities	652,825	658,766	644,829	683,369	616,136	612,369	604,561	580,093	574,595
Total Liabilities	11,257,789	12,983,487	12,379,396	12,556,349	11,052,441	12,722,332	12,611,967	12,461,891	11,183,580

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	534	531	529	527	548	595	610	605	605
Additional paid-in capital	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715
Retained earnings	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239
Accumulated other comprehensive income (loss), net of deferred income tax	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)
Common shares held in treasury, at cost	(549,912)	(291,533)	(237,917)	—	—	—	—	—	—
Total Shareholders’ Equity	4,513,003	4,717,910	4,398,003	4,378,757	4,323,349	4,460,822	4,029,968	3,630,396	3,432,965
Total Liabilities and Shareholders’ Equity	$15,770,792	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545

Common shares outstanding, net of treasury shares (3)	46,544,075	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974

Book value per common share	$89.98	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) See page 14 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	531	529	527	548	595	610	605	605	602	548	605
Common shares issued, net	3	2	7	4	4	1	5	0	3	16	10
Purchases of common shares under share repurchase program	—	—	(5)	(25)	(51)	(16)	(0)	(0)	—	(30)	(67)
Balance at end of period	534	531	529	527	548	595	610	605	605	534	548

Additional Paid-in Capital
Balance at beginning of period	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715	652,189	253,466	669,715
Common shares issued	1,334	283	3,275	14	1,173	0	2,557	0	996	4,906	3,730
Exercise of stock options	2,716	10,486	7,964	16,700	12,380	2,905	705	528	10,593	37,866	16,518
Common shares retired	—	—	(36,212)	(181,350)	(358,611)	(98,632)	(2,483)	(3,760)	(39)	(217,562)	(463,486)
Amortization of share-based compensation	5,615	6,074	12,280	7,096	6,199	6,576	9,949	4,318	5,974	31,065	27,042
Other	20	(31)	595	—	(9)	40	(830)	746	2	584	(53)
Balance at end of period	110,325	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715	110,325	253,466

Retained Earnings
Balance at beginning of period	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	3,605,809	2,693,239
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	61,469	—	0	61,469
Balance at beginning of period, as adjusted	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,754,708	2,836,211	3,605,809	2,754,708
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income (loss)	234,112	148,031	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	842,588	876,945
Balance at end of period	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	4,422,553	3,605,809

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	138,526	(255,594)
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	(61,469)	—	0	(61,469)
Balance at beginning of period, as adjusted	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(317,063)	(297,292)	138,526	(317,063)
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(185,221)	208,310	38,476	5,240	(83,840)	248,581	241,588	119,277	64,976	66,805	525,606
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	(1,752)	(81,376)
Foreign currency translation adjustments, net of deferred income tax	1,465	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	924	11,359
Balance at end of period	204,503	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	204,503	138,526

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(291,533)	(237,917)	—	—	—	—	—	—	—	—	—
Shares repurchased for treasury	(258,379)	(53,616)	(237,917)	—	—	—	—	—	—	(549,912)	—
Balance at end of period	(549,912)	(291,533)	(237,917)	—	—	—	—	—	—	(549,912)	—

Total Shareholders’ Equity	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$4,513,003	$4,323,349

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Comprehensive Income (Loss)
Net income (loss)	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$842,588	$876,945
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	(141,807)	264,609	71,087	42,847	(8,954)	300,733	219,648	62,757	(69,067)	236,736	574,184
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(111)	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	(1,752)	(81,376)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(43,414)	(56,299)	(32,611)	(37,607)	(74,886)	(52,152)	21,940	56,520	134,043	(169,931)	(48,578)
Foreign currency translation adjustments	1,465	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	924	11,359
Other comprehensive income (loss)	(183,867)	215,139	32,269	2,436	(83,254)	245,573	237,540	55,730	41,698	65,977	455,589
Comprehensive Income (Loss)	$50,245	$363,170	$275,720	$219,430	$207,903	$526,441	$396,130	$202,060	$(94,813)	$908,565	$1,332,534

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Operating Activities
Net income (loss)	$234,112	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$842,588	$876,945
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(78,261)	(72,534)	(62,406)	(49,483)	(70,680)	(70,612)	11,831	5,620	28,383	(262,684)	(123,841)
Net impairment losses included in earnings	3,230	2,075	4,410	1,606	4,493	4,643	20,863	36,134	75,169	11,321	66,133
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(26,110)	(11,545)	(3,368)	(15,012)	(37,819)	(74,985)	(80,662)	10,428	173,955	(56,035)	(183,038)
Share-based compensation	5,615	6,074	12,280	7,096	6,199	6,576	9,949	4,318	5,974	31,065	27,042
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	3,546	49,420	71,357	91,247	50,992	79,701	5,151	83,763	226,284	215,570	219,607
Unearned premiums, net of prepaid reinsurance premiums	(149,242)	9,024	236	96,645	(188,951)	(6,983)	(4,775)	120,867	(75,899)	(43,337)	(79,842)
Premiums receivable	157,034	63,197	(20,280)	(116,571)	99,023	41,108	(916)	(94,777)	18,896	83,380	44,438
Deferred acquisition costs, net	18,910	47	2,038	(19,655)	23,636	4,356	8,513	(18,933)	10,955	1,340	17,572
Reinsurance balances payable	3,277	(4,853)	19,267	(36,669)	(1,467)	(85)	6,187	11,278	(31,791)	(18,978)	15,913
Other liabilities	(47,339)	23,914	(57,219)	41,448	(26,439)	(5,849)	5,189	2,802	(131,774)	(39,196)	(24,297)
Other items, net	19,741	54,574	(4,252)	(33,023)	33,839	31,381	83,822	(13,027)	2,460	37,040	136,015
Net Cash Provided By Operating Activities	144,513	267,424	205,514	184,623	183,983	290,119	223,742	294,803	166,101	802,074	992,647

Investing Activities
Purchases of:
Fixed maturity investments	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)	(6,221,128)	(16,936,257)	(21,270,266)
Equity securities	(226,677)	(65,155)	(21,727)	(52,283)	(35,470)	(34,532)	—	—	—	(365,842)	(70,002)
Other investments	(147,127)	(92,955)	(150,631)	(132,819)	(184,598)	(8,528)	(9,681)	(22,670)	(254,729)	(523,532)	(225,477)
Proceeds from the sales of:										—	—
Fixed maturity investments	2,670,332	4,872,668	4,668,666	4,443,108	5,054,102	6,066,081	5,875,303	2,782,462	5,664,590	16,654,774	19,777,948
Equity securities	14,522	19,151	25,043	11,725	35,097	3,239	—	—	—	70,441	38,336
Other investments	133,211	68,843	87,536	89,510	200,912	79,378	(4,233)	24,027	224,466	379,100	300,084
Proceeds from redemptions and maturities of fixed maturities	266,044	226,889	244,312	212,625	146,480	261,604	208,276	168,758	137,665	949,870	785,118
Net (purchases) sales of short-term investments	(129,794)	(205,411)	96,239	(102,921)	129,070	(48,395)	143,819	(204,924)	312,038	(341,887)	19,570
Change in investment of securities lending collateral	131,389	10,385	(30,772)	30,092	406,590	(51,692)	323	179,191	196,799	141,094	534,412
Purchases of furniture, equipment and other	(1,553)	(2,251)	(6,057)	(1,803)	(3,897)	(4,067)	(3,872)	(7,647)	(2,745)	(11,664)	(19,483)
Net Cash Provided By (Used For) Investing Activities	276,028	(186,455)	27,003	(100,479)	526,467	(412,107)	(126,185)	(117,935)	56,956	16,097	(129,760)

Financing Activities
Purchases of common shares under share repurchase program	(258,150)	(53,398)	(269,054)	(181,272)	(358,656)	(98,194)	—	(1,552)	—	(761,874)	(458,402)
Proceeds from common shares issued, net	4,693	8,586	3,779	10,591	9,194	2,152	308	(1,688)	10,497	27,649	9,966
Proceeds from borrowings	—	—	50,000	214,526	—	269,843	—	—	—	264,526	269,843
Repayments of borrowings	(31,072)	(5,646)	(34,022)	(86,317)	(1,103)	(50,000)	—	—	—	(157,057)	(51,103)
Change in securities lending collateral	(131,389)	(10,385)	30,772	(30,092)	(406,590)	51,692	(323)	(179,191)	(196,799)	(141,094)	(534,412)
Other	(893)	1,593	2,296	5,061	4,816	88	(1,291)	742	698	8,057	4,355
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net Cash Provided By (Used For) Financing Activities	(423,272)	(65,711)	(222,690)	(73,964)	(758,800)	169,120	(7,767)	(188,150)	(192,065)	(785,637)	(785,597)

Effects of exchange rate changes on foreign currency cash	(526)	9,270	(7,066)	(6,043)	(2,228)	1,324	2,866	3,580	(18,350)	(4,365)	5,542

Increase (decrease) in cash	(3,257)	24,528	2,761	4,137	(50,578)	48,456	92,656	(7,702)	12,642	28,169	82,832
Cash beginning of period	365,997	341,469	338,708	334,571	385,149	336,693	244,037	251,739	239,097	334,571	251,739
Cash end of period	$362,740	$365,997	341,469	$338,708	$334,571	$385,149	$336,693	$244,037	$251,739	$362,740	$334,571

Income taxes paid (received), net	$3,140	$1,928	$1,430	$704	$5,021	$4,234	$19,887	$2,231	$(994)	$7,202	$31,373
Interest paid	$12,831	$1,832	$13,437	$1,785	$12,556	$529	$11,312	$184	$11,802	$29,885	$24,581

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended December 31, 2010 and 2009

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2010			December 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$527,783	$139,015	$664,212	$563,087	$159,229	$718,712
Net premiums written	351,841	131,070	482,911	369,704	149,383	519,087

Net premiums earned	$404,275	$227,871	$632,146	$426,649	$281,889	$708,538
Fee income	761	2,053	2,814	883	11	894
Losses and loss adjustment expenses	(264,848)	(102,478)	(367,326)	(278,746)	(131,614)	(410,360)
Acquisition expenses, net	(63,102)	(41,722)	(104,824)	(60,926)	(59,623)	(120,549)
Other operating expenses	(82,879)	(31,575)	(114,454)	(75,144)	(24,161)	(99,305)
Underwriting income (loss)	$(5,793)	$54,149	48,356	$12,716	$66,502	79,218

Net investment income			90,601			93,551
Net realized gains			74,027			89,901
Net impairment losses recognized in earnings			(3,230)			(4,493)
Equity in net income of investment funds accounted for using the equity method			22,990			32,391
Other income			6,165			5,428
Other expenses			(6,881)			(6,680)
Interest expense			(7,460)			(7,015)
Net foreign exchange gains			6,039			9,051
Income before income taxes			230,607			291,352
Income tax (expense) benefit			3,505			(195)

Net income			234,112			291,157
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$227,651			$284,696

Underwriting Ratios
Loss ratio	65.5%	45.0%	58.1%	65.3%	46.7%	57.9%
Acquisition expense ratio (2)	15.4%	18.3%	16.5%	14.1%	21.2%	16.9%
Other operating expense ratio	20.5%	13.9%	18.1%	17.6%	8.6%	14.0%
Combined ratio	101.4%	77.2%	92.7%	97.0%	76.5%	88.8%

Net premiums written to gross premiums written	66.7%	94.3%	72.7%	65.7%	93.8%	72.2%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)         The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Years Ended December 31, 2010 and 2009

(U.S. dollars in thousands)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,402,202	$874,957	$3,266,787	$2,512,127	$1,093,940	$3,592,931
Net premiums written	1,658,963	852,077	2,511,040	1,704,284	1,058,828	2,763,112

Net premiums earned	$1,651,106	$901,377	$2,552,483	$1,688,519	$1,154,226	$2,842,745
Fee income	3,252	2,113	5,365	3,362	100	3,462
Losses and loss adjustment expenses	(1,117,564)	(400,151)	(1,517,715)	(1,139,415)	(515,259)	(1,654,674)
Acquisition expenses, net	(263,201)	(178,001)	(441,202)	(238,261)	(255,299)	(493,560)
Other operating expenses	(312,404)	(91,523)	(403,927)	(281,340)	(80,567)	(361,907)
Underwriting income (loss)	$(38,811)	$233,815	195,004	$32,865	$303,201	336,066

Net investment income			364,878			390,131
Net realized gains			252,751			143,582
Net impairment losses recognized in earnings			(11,321)			(66,133)
Equity in net income of investment funds accounted for using the equity method			61,400			167,819
Other income			18,511			20,016
Other expenses			(28,868)			(30,231)
Interest expense			(30,007)			(24,440)
Net foreign exchange gains (losses)			28,108			(39,157)
Income before income taxes			850,456			897,653
Income tax expense			(7,868)			(20,708)

Net income			842,588			876,945
Preferred dividends			(25,844)			(25,844)
Net income available to common shareholders			$816,744			$851,101

Underwriting Ratios
Loss ratio	67.7%	44.4%	59.5%	67.5%	44.6%	58.2%
Acquisition expense ratio (2)	15.7%	19.7%	17.2%	13.9%	22.1%	17.2%
Other operating expense ratio	18.9%	10.2%	15.8%	16.7%	7.0%	12.7%
Combined ratio	102.3%	74.3%	92.5%	98.1%	73.7%	88.1%

Net premiums written to gross premiums written	69.1%	97.4%	76.9%	67.8%	96.8%	76.9%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)         The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$44,258	12.6	$42,811	11.6	$321,529	19.4	$353,761	20.8
Programs	60,969	17.3	60,685	16.4	273,076	16.5	274,735	16.1
Professional liability	44,743	12.7	60,109	16.3	240,345	14.5	235,892	13.8
Executive assurance	56,712	16.1	58,561	15.8	224,497	13.5	220,088	12.9
Construction	24,566	7.0	24,503	6.6	135,619	8.2	154,087	9.0
Casualty	27,389	7.8	23,037	6.2	107,962	6.5	103,546	6.1
Travel and accident	14,486	4.1	15,528	4.2	71,237	4.3	68,617	4.0
National accounts casualty	14,024	4.0	16,553	4.5	67,925	4.1	79,088	4.6
Healthcare	10,290	2.9	10,610	2.9	37,508	2.3	42,350	2.5
Surety	7,918	2.3	10,716	2.9	34,149	2.1	43,353	2.5
Other (1)	46,486	13.2	46,591	12.6	145,116	8.6	128,767	7.7
Total	$351,841	100.0	$369,704	100.0	$1,658,963	100.0	$1,704,284	100.0

Net premiums earned
Property, energy, marine and aviation	$77,811	19.2	$91,549	21.5	$335,967	20.3	$338,430	20.0
Programs	69,462	17.2	67,672	15.9	272,406	16.5	275,586	16.3
Professional liability	56,630	14.0	59,678	14.0	240,300	14.6	232,001	13.7
Executive assurance	56,530	14.0	56,764	13.3	220,364	13.3	212,962	12.6
Construction	32,099	7.9	36,800	8.6	131,468	8.0	163,079	9.7
Casualty	25,893	6.4	27,198	6.4	109,613	6.6	121,146	7.2
Travel and accident	15,705	3.9	16,580	3.9	66,791	4.0	66,127	3.9
National accounts casualty	17,360	4.3	19,606	4.6	74,538	4.5	67,093	4.0
Healthcare	9,701	2.4	9,886	2.3	39,722	2.4	43,947	2.6
Surety	9,810	2.4	11,448	2.7	37,967	2.3	49,219	2.9
Other (1)	33,274	8.3	29,468	6.8	121,970	7.5	118,929	7.1
Total	$404,275	100.0	$426,649	100.0	$1,651,106	100.0	$1,688,519	100.0

Net premiums written by client location
United States	$260,226	74.0	$269,816	73.0	$1,183,238	71.3	$1,268,347	74.4
Europe	44,565	12.7	58,462	15.8	272,348	16.4	267,093	15.7
Other	47,050	13.3	41,426	11.2	203,377	12.3	168,844	9.9
Total	$351,841	100.0	$369,704	100.0	$1,658,963	100.0	$1,704,284	100.0

Net premiums written by underwriting location
United States	$248,197	70.5	$270,216	73.1	$1,133,173	68.3	$1,243,063	72.9
Europe	78,732	22.4	82,845	22.4	436,483	26.3	384,363	22.6
Other	24,912	7.1	16,643	4.5	89,307	5.4	76,858	4.5
Total	$351,841	100.0	$369,704	100.0	$1,658,963	100.0	$1,704,284	100.0

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Gross premiums written	$527,783	$624,490	$616,353	$633,576	$563,087	$673,986	$636,645	$638,409	$564,570	$2,402,202	$2,512,127
Net premiums written	351,841	431,361	422,837	452,924	369,704	473,676	419,318	441,586	367,223	1,658,963	1,704,284

Net premiums earned	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$1,651,106	$1,688,519
Fee income	761	864	874	753	883	814	795	870	811	3,252	3,362
Losses and loss adjustment expenses	(264,848)	(265,411)	(275,294)	(312,011)	(278,746)	(303,304)	(287,350)	(270,015)	(307,136)	(1,117,564)	(1,139,415)
Acquisition expenses, net	(63,102)	(67,309)	(65,359)	(67,431)	(60,926)	(60,964)	(58,748)	(57,623)	(54,498)	(263,201)	(238,261)
Other operating expenses	(82,879)	(77,078)	(71,727)	(80,720)	(75,144)	(72,452)	(70,836)	(62,908)	(71,819)	(312,404)	(281,340)
Underwriting income (loss)	$(5,793)	$2,947	$(6,033)	$(29,932)	$12,716	$7,413	$1,315	$11,421	$(34,287)	$(38,811)	$32,865

Underwriting Ratios
Loss ratio	65.5%	64.4%	67.9%	72.6%	65.3%	68.4%	68.8%	67.3%	77.1%	67.7%	67.5%
Acquisition expense ratio (1)	15.4%	16.1%	15.9%	15.5%	14.1%	13.6%	13.9%	14.1%	13.5%	15.7%	13.9%
Other operating expense ratio	20.5%	18.7%	17.7%	18.8%	17.6%	16.3%	17.0%	15.7%	18.0%	18.9%	16.7%
Combined ratio	101.4%	99.2%	101.5%	106.9%	97.0%	98.3%	99.7%	97.1%	108.6%	102.3%	98.1%

Net premiums written
Property, energy, marine and aviation	$44,258	$88,412	$88,194	$100,665	$42,811	$118,536	$86,385	$106,029	$56,263	$321,529	$353,761
Programs	60,969	68,264	73,345	70,498	60,685	66,964	72,279	74,807	64,619	273,076	274,735
Professional liability	44,743	72,787	64,089	58,726	60,109	66,002	57,773	52,008	58,449	240,345	235,892
Executive assurance	56,712	53,538	52,892	61,355	58,561	58,529	52,919	50,079	54,028	224,497	220,088
Construction	24,566	24,296	50,435	36,322	24,503	36,823	56,190	36,571	31,989	135,619	154,087
Casualty	27,389	28,493	26,617	25,463	23,037	26,753	27,217	26,539	27,936	107,962	103,546
Travel and accident	14,486	19,673	15,272	21,806	15,528	15,998	19,557	17,534	12,436	71,237	68,617
National accounts casualty	14,024	19,215	3,877	30,809	16,553	30,726	7,582	24,227	8,856	67,925	79,088
Healthcare	10,290	8,705	9,989	8,524	10,610	10,854	9,667	11,219	11,161	37,508	42,350
Surety	7,918	11,128	7,012	8,091	10,716	12,025	9,254	11,358	12,704	34,149	43,353
Other (2)	46,486	36,850	31,115	30,665	46,591	30,466	20,495	31,215	28,782	145,116	128,767
Total	$351,841	$431,361	$422,837	$452,924	$369,704	$473,676	$419,318	$441,586	$367,223	$1,658,963	$1,704,284

Net premiums earned
Property, energy, marine and aviation	$77,811	$82,301	$80,818	$95,037	$91,549	$94,471	$78,570	$73,840	$76,586	$335,967	$338,430
Programs	69,462	68,404	68,381	66,159	67,672	69,436	71,809	66,669	66,462	272,406	275,586
Professional liability	56,630	63,522	57,903	62,245	59,678	57,540	56,549	58,234	58,195	240,300	232,001
Executive assurance	56,530	52,369	55,143	56,322	56,764	56,094	52,288	47,816	45,192	220,364	212,962
Construction	32,099	31,348	33,536	34,485	36,800	42,495	43,364	40,420	38,603	131,468	163,079
Casualty	25,893	27,503	28,148	28,069	27,198	30,004	31,246	32,698	35,251	109,613	121,146
Travel and accident	15,705	17,418	17,590	16,078	16,580	18,193	18,198	13,156	13,414	66,791	66,127
National accounts casualty	17,360	18,595	16,810	21,773	19,606	19,969	13,079	14,439	10,924	74,538	67,093
Healthcare	9,701	9,738	10,340	9,943	9,886	12,303	10,830	10,928	10,880	39,722	43,947
Surety	9,810	9,876	8,023	10,258	11,448	12,239	12,141	13,391	12,109	37,967	49,219
Other (2)	33,274	30,807	28,781	29,108	29,468	30,575	29,380	29,506	30,739	121,970	118,929
Total	$404,275	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$1,651,106	$1,688,519

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property excluding property catastrophe (1)	$46,835	35.7	$49,413	33.1	$249,791	29.3	$349,915	33.0
Property catastrophe	3,529	2.7	3,022	2.0	202,989	23.8	237,445	22.4
Casualty (2)	32,274	24.6	68,693	46.0	186,774	21.9	325,699	30.8
Other specialty	27,008	20.6	10,578	7.1	131,158	15.4	65,189	6.2
Marine and aviation	21,303	16.3	17,576	11.8	77,063	9.0	77,677	7.3
Other	121	0.1	101	—	4,302	0.6	2,903	0.3
Total	$131,070	100.0	$149,383	100.0	$852,077	100.0	$1,058,828	100.0

Net premiums earned
Property excluding property catastrophe (1)	$70,744	31.0	$94,716	33.6	$282,163	31.3	$373,088	32.3
Property catastrophe	54,768	24.0	56,937	20.2	215,148	23.9	236,073	20.5
Casualty (2)	48,609	21.3	86,193	30.6	231,338	25.7	344,938	29.9
Other specialty	30,296	13.3	24,085	8.5	95,611	10.6	106,698	9.2
Marine and aviation	22,445	9.8	18,882	6.7	72,886	8.1	90,441	7.8
Other	1,009	0.6	1,076	0.4	4,231	0.4	2,988	0.3
Total	$227,871	100.0	$281,889	100.0	$901,377	100.0	$1,154,226	100.0

Net premiums written
Pro rata	$103,124	78.7	$116,919	78.3	$411,962	48.3	$586,212	55.4
Excess of loss	27,946	21.3	32,464	21.7	440,115	51.7	472,616	44.6
Total	$131,070	100.0	$149,383	100.0	$852,077	100.0	$1,058,828	100.0

Net premiums earned
Pro rata	$112,589	49.4	$163,716	58.1	$449,532	49.9	$704,470	61.0
Excess of loss	115,282	50.6	118,173	41.9	451,845	50.1	449,756	39.0
Total	$227,871	100.0	$281,889	100.0	$901,377	100.0	$1,154,226	100.0

Net premiums written by client location
United States	$63,690	48.6	$70,895	47.5	$496,947	58.3	$668,985	63.2
Europe	29,436	22.5	41,637	27.9	195,006	22.9	213,211	20.1
Bermuda	13,490	10.3	26,771	17.9	75,517	8.9	127,212	12.0
Other	24,454	18.6	10,080	6.7	84,607	9.9	49,420	4.7
Total	$131,070	100.0	$149,383	100.0	$852,077	100.0	$1,058,828	100.0

Net premiums written by underwriting location
Bermuda	$63,955	48.8	$75,394	50.5	$461,890	54.2	$596,334	56.3
United States	57,435	43.8	65,297	43.7	307,639	36.1	396,947	37.5
Other	9,680	7.4	8,692	5.8	82,548	9.7	65,547	6.2
Total	$131,070	100.0	$149,383	100.0	$852,077	100.0	$1,058,828	100.0

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

Gross premiums written	$139,015	$208,770	$203,695	$323,477	$159,229	$266,193	$278,389	$390,129	$266,165	$874,957	$1,093,940
Net premiums written	131,070	204,756	201,421	314,830	149,383	253,632	274,536	381,277	248,351	852,077	1,058,828

Net premiums earned	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$901,377	$1,154,226
Fee income	2,053	10	9	41	11	12	22	55	645	2,113	100
Losses and loss adjustment expenses	(102,478)	(93,782)	(87,851)	(116,040)	(131,614)	(141,610)	(111,508)	(130,527)	(183,680)	(400,151)	(515,259)
Acquisition expenses, net	(41,722)	(43,970)	(42,116)	(50,193)	(59,623)	(61,775)	(65,066)	(68,835)	(68,733)	(178,001)	(255,299)
Other operating expenses	(31,575)	(20,247)	(19,303)	(20,398)	(24,161)	(21,271)	(16,943)	(18,192)	(21,761)	(91,523)	(80,567)
Underwriting income	$54,149	$57,539	$68,277	$53,850	$66,502	$66,422	$88,309	$81,968	$26,630	$233,815	$303,201

Underwriting Ratios
Loss ratio	45.0%	43.5%	40.4%	48.3%	46.7%	48.7%	39.6%	43.6%	61.2%	44.4%	44.6%
Acquisition expense ratio	18.3%	20.4%	19.4%	20.9%	21.2%	21.2%	23.1%	23.0%	22.9%	19.7%	22.1%
Other operating expense ratio	13.9%	9.4%	8.9%	8.5%	8.6%	7.3%	6.0%	6.1%	7.2%	10.2%	7.0%
Combined ratio	77.2%	73.3%	68.7%	77.7%	76.5%	77.2%	68.7%	72.7%	91.3%	74.3%	73.7%

Net premiums written
Property excluding property catastrophe (1)	$46,835	$70,149	$57,880	$74,927	$49,413	$90,845	$90,569	$119,088	$90,909	$249,791	$349,915
Property catastrophe	3,529	40,255	70,403	88,802	3,022	50,539	91,981	91,903	27,534	202,989	237,445
Casualty (2)	32,274	38,276	43,642	72,582	68,693	85,084	72,490	99,432	71,740	186,774	325,699
Other specialty	27,008	30,468	18,920	54,762	10,578	10,595	3,304	40,712	26,066	131,158	65,189
Marine and aviation	21,303	24,913	9,609	21,238	17,576	16,187	15,391	28,523	31,867	77,063	77,677
Other	121	695	967	2,519	101	382	801	1,619	235	4,302	2,903
Total	$131,070	$204,756	$201,421	$314,830	$149,383	$253,632	$274,536	$381,277	$248,351	$852,077	$1,058,828

Net premiums earned
Property excluding property catastrophe (1)	70,744	$66,438	$65,742	$79,239	$94,716	$94,837	$87,304	$96,231	$78,778	$282,163	$373,088
Property catastrophe	54,768	54,206	52,301	53,873	56,937	61,772	58,763	58,601	60,975	215,148	236,073
Casualty (2)	48,609	52,792	59,501	70,436	86,193	88,721	84,078	85,946	95,990	231,338	344,938
Other specialty	30,296	25,254	22,292	17,769	24,085	23,251	25,912	33,450	36,255	95,611	106,698
Marine and aviation	22,445	16,106	16,263	18,072	18,882	21,666	25,063	24,830	26,877	72,886	90,441
Other	1,009	732	1,439	1,051	1,076	819	684	409	1,284	4,231	2,988
Total	$227,871	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$901,377	$1,154,226

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2010		2010		2010		2010		2009
Investable assets:
Fixed maturities available for sale, at market value	$9,082,828	76%	$9,810,102	81%	$9,428,456	81%	$9,295,680	80%	$9,391,926	83%
Fixed maturities pledged under securities lending agreements, at market value (1)	75,575	1%	184,226	2%	195,372	2%	181,871	2%	208,826	2%
Total fixed maturities	9,158,403	77%	9,994,328	83%	9,623,828	83%	9,477,551	82%	9,600,752	85%
Short-term investments available for sale, at market value	915,841	8%	780,671	6%	554,304	5%	669,798	6%	571,490	5%
Short-term investments pledged under securities lending agreements, at market value (1)	—	0%	18,995	0%	19,192	0%	2,350	0%	3,993	0%
Cash	362,740	3%	365,997	3%	341,469	3%	338,708	3%	334,571	3%
TALF investments, at market value (2)	402,449	3%	410,881	3%	407,469	4%	406,997	3%	250,265	2%
Equity securities available for sale, at market value	363,255	3%	120,604	1%	62,788	1%	76,333	1%	36,623	0%
Other investments	349,272	3%	297,807	3%	277,810	2%	187,275	2%	135,549	1%
Investment funds accounted for using the equity method	434,600	4%	432,418	4%	408,402	3%	405,584	3%	391,869	3%
Securities transactions entered into but not settled at the balance sheet date	(144,047)	(1)%	(319,954)	(3)%	(108,059)	(1)%	(2,444)	0%	50,790	1%
Total investable assets (1)	$11,842,513	100%	$12,101,747	100%	$11,587,203	100%	$11,562,152	100%	$11,375,902	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.83		3.11		2.90		2.77		2.87
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.52%		3.53%		3.39%		3.57%		3.64%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$6,531,757	71%	$7,503,390	75%	$7,278,291	76%	$7,010,314	74%	$7,072,381	74%
AA	1,053,666	12%	993,018	10%	1,011,324	10%	1,117,951	12%	1,281,377	13%
A	605,483	7%	573,298	6%	543,359	6%	580,769	6%	547,104	6%
BBB	388,564	4%	347,810	4%	274,738	3%	263,195	3%	231,988	2%
BB	133,673	1%	132,618	1%	109,407	1%	97,634	1%	85,952	1%
B	242,479	3%	223,582	2%	202,476	2%	204,743	2%	209,417	2%
Lower than B	109,596	1%	115,686	1%	117,419	1%	118,362	1%	80,871	1%
Not rated	93,185	1%	104,926	1%	86,814	1%	84,583	1%	91,662	1%
Total fixed maturities, at market value	$9,158,403	100%	$9,994,328	100%	$9,623,828	100%	$9,477,551	100%	$9,600,752	100%

(1)          In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)          The Company participates in the Federal Reserve's Term Asset-Backed Securities Loan Facility ("TALF"), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a 'haircut' that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at market value.

(3)          Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at December 31, 2010:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,295,975	$79,718	$(17,530)	$62,188	$2,233,787	102.8%
Non-U.S. government-backed corporates	426,089	14,597	(813)	13,784	412,305	103.3%
FDIC guaranteed corporates	117,280	3,085	—	3,085	114,195	102.7%
U.S. government and government agencies	872,149	20,150	(5,696)	14,454	857,695	101.7%
Agency mortgage-backed securities	1,480,792	11,481	(12,813)	(1,332)	1,482,124	99.9%
Non-agency mortgage-backed securities	326,021	7,320	(14,080)	(6,760)	332,781	98.0%
Agency commercial mortgage-backed securities	359,246	14,021	(725)	13,296	345,950	103.8%
Non-agency commercial mortgage-backed securities	808,053	17,722	(5,303)	12,419	795,634	101.6%
Municipal bonds	1,182,100	40,410	(6,958)	33,452	1,148,648	102.9%
Non-U.S. government securities	732,666	39,539	(11,894)	27,645	705,021	103.9%
Asset-backed securities	558,032	20,672	(3,990)	16,682	541,350	103.1%
Total	$9,158,403	$268,715	$(79,802)	$188,913	$8,969,490	102.1%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at December 31, 2010, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,153,109	50.2%	9.7%
Industrials	812,092	35.4%	6.9%
Utilities	100,912	4.4%	0.9%
Foreign agencies	40,538	1.8%	0.3%
All other (1)	189,324	8.2%	1.6%
Total	$2,295,975	100.0%	19.4%

Credit quality distribution (2):
AAA	$589,589	25.7%	5.0%
AA	420,661	18.3%	3.6%
A	506,819	22.1%	4.3%
BBB	353,750	15.4%	3.0%
BB	120,440	5.2%	1.0%
B	201,741	8.8%	1.7%
Lower than B	9,790	0.4%	0.1%
Not rated	93,185	4.1%	0.8%
Total	$2,295,975	100.0%	19.4%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by market value at December 31, 2010, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Market Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$83,798	3.6%	0.7%	AA-
General Electric Co	67,090	2.9%	0.6%	AA+
Sovrisc BV	40,984	1.8%	0.3%	A+
Bank of America Corp	39,615	1.7%	0.3%	A+
Wal-Mart Stores Inc.	38,397	1.7%	0.3%	AA
Citigroup Inc.	37,001	1.6%	0.3%	AA-
Barclays PLC	34,725	1.5%	0.3%	AA-
Wells Fargo & Company	28,472	1.2%	0.2%	AA-
Royal Dutch Shell PLC	26,233	1.1%	0.2%	AA
National Australia Bank Limited	25,541	1.1%	0.2%	AA
Total	$421,856	18.4%	3.6%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2010, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,786	AAA	$2,777	99.7%	0.0%
	2004	18,206	A	17,112	94.0%	0.1%
	2005	58,906	BB+	53,852	91.4%	0.5%
	2006	45,827	B-	42,963	93.8%	0.4%
	2007	54,345	CCC+	52,729	97.0%	0.4%
	2008	9,407	CCC	9,002	95.7%	0.1%
	2009 (6)	95,938	AAA	100,277	104.5%	0.8%
	2010 (6)	47,366	AAA	47,309	99.9%	0.4%
Total non-agency MBS		$332,781	BBB+	$326,021	98.0%	2.8%

Non-agency CMBS:	1998	$3,611	AAA	$3,744	103.7%	0.0%
	1999	121	AAA	117	96.7%	0.0%
	2001	120,595	AAA	119,863	99.4%	1.0%
	2002	39,137	AAA	39,696	101.4%	0.3%
	2003	62,577	AAA	65,780	105.1%	0.6%
	2004	178,333	AAA	183,161	102.7%	1.5%
	2005	49,411	AAA	49,680	100.5%	0.4%
	2006	8,277	AA+	8,281	100.0%	0.1%
	2007	65,515	AA+	71,676	109.4%	0.6%
	2009	5,086	AAA	5,346	105.1%	0.0%
	2010	262,971	AAA	260,709	99.1%	2.2%
Total non-agency CMBS		$795,634	AAA	$808,053	101.6%	6.8%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	51	57	67
Wtd. average life (months) (2)	19	55	34
Wtd. average loan-to-value % (3)	71.5%	66.1%	66.5%
Total delinquencies (4)	21.4%	19.1%	6.4%
Current credit support % (5)	41.3%	11.7%	28.4%

(1)   Loans defeased with government/agency obligations represented approximately 12% of the collateral underlying the Company’s CMBS holdings.

(2)   The weighted average life for MBS is based on the interest rates in effect at December 31, 2010.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)   The range of loan-to-values on MBS is 41% to 84%, while the range of loan-to-values on CMBS is 49% to 95%.

(4)   Total delinquencies includes 60 days and over.

(5)   Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)   Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) December 31, 2010:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$242,527	AAA	$253,456	104.5%	2.1%
Autos (2)	128,847	AAA	132,667	103.0%	1.1%
Student loans (3)	63,002	AAA	63,895	101.4%	0.5%
U.K. securitized (4)	38,150	AAA	38,855	101.8%	0.3%
Rate reduction bonds (5)	32,794	AAA	34,523	105.3%	0.3%
Other	20,539	AA	20,249	98.6%	0.2%
	525,859	AAA	543,645	103.4%	4.6%

Home equity (6)	$4,808	AAA	$4,424	92.0%	0.0%
	56	AA	55	98.2%	0.0%
	204	A	203	99.5%	0.0%
	8,503	BB to B	7,111	83.6%	0.1%
	1,720	CCC to C	2,529	147.0%	0.0%
	200	D	65	32.5%	0.0%
	15,491	BB+	14,387	92.9%	0.1%
Total ABS	$541,350	AAA	$558,032	103.1%	4.7%

The effective duration of the total ABS was 1.0 years at December 31, 2010.

(1)   The average excess spread % on credit cards is 15.4%.

(2)   The weighted average credit support % on autos is 38.8%.

(3)   The weighted average credit support % on student loans is 37.9%.

(4)   The weighted average credit support % on U.K. securitized is 18.2%.

(5)   The weighted average credit support % on rate reduction bonds is 20.6%.

(6)   The weighted average credit support % on home equity is 23.6%.

The Company’s investment portfolio included $47.1 million par in sub-prime securities at December 31, 2010, with an estimated market value of $19.9 million and an average credit quality of “Baa3/BBB.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $13.2 million estimated market value of sub-prime securities with an average credit quality of “B-” from Standard & Poors and “Caa2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at December 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$246,292	71.2%	2.1%
Corporate bonds, at market value	98,915	28.6%	0.8%
Other investments, at market value	648	0.2%	0.0%
Total	$345,855	100.0%	2.9%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at December 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$235,309	68.0%	2.0%
Euro-denominated	110,546	32.0%	0.9%
Total	$345,855	100.0%	2.9%

The following table summarizes the Company’s bank loan funds by major sector at  December 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Consumer cyclical	$67,975	19.7%	0.6%
Media	65,518	18.9%	0.6%
Industrials	49,642	14.4%	0.4%
Basic materials	32,641	9.4%	0.3%
Utilities	23,890	6.9%	0.2%
Consumer non-cyclical	19,090	5.5%	0.2%
All other	87,099	25.2%	0.7%
Total	$345,855	100.0%	2.9%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008 (1)	2010	2009

After-tax operating income available to common shareholders	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$491,074	$651,805
Net realized gains (losses), net of tax	71,821	68,611	61,119	45,503	88,592	69,190	(11,243)	(9,111)	(30,836)	247,054	137,428
Net impairment losses recognized in earnings, net of tax	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,786)	(36,134)	(75,169)	(11,321)	(66,056)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	22,990	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	61,400	167,819
Net foreign exchange gains (losses), net of tax	6,581	(65,346)	48,447	38,855	8,775	(19,591)	(54,773)	25,694	51,246	28,537	(39,895)
Net income (loss) available to common shareholders	$227,651	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$816,744	$851,101

Diluted per common share results:
After-tax operating income available to common shareholders	$2.58	$2.55	$2.48	$1.78	$2.66	$2.56	$2.60	$2.70	$1.43	$9.35	$10.53
Net realized gains (losses), net of tax	1.43	1.34	1.15	0.82	1.48	1.11	(0.18)	(0.14)	(0.51)	4.70	2.22
Net impairment losses recognized in earnings, net of tax	(0.06)	(0.04)	(0.08)	(0.03)	(0.08)	(0.08)	(0.33)	(0.58)	(1.25)	(0.21)	(1.07)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.46	0.19	(0.01)	0.52	0.54	1.11	1.21	(0.15)	(2.90)	1.17	2.71
Net foreign exchange gains (losses), net of tax	0.13	(1.27)	0.91	0.70	0.15	(0.31)	(0.87)	0.41	0.85	0.54	(0.65)
Net income (loss) available to common shareholders	$4.54	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$15.55	$13.74

Weighted average common shares and common share equivalents outstanding — diluted	50,102,143	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	52,521,719	61,927,132

									Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders									$1.37
Net realized gains (losses), net of tax									(0.49)
Net impairment losses recognized in earnings, net of tax									(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax									(2.78)
Net foreign exchange gains (losses), net of tax									0.82
Net income (loss) available to common shareholders									$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted									62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended												Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2008	2008	2008	2010

Effect of share repurchases:
Aggregate cost of shares repurchased	258,151	$53,398	$269,054	$181,272	$358,655	$98,194	$0	$1,552	$0	$123,377	$199,910	$189,843	$2,270,471
Shares repurchased	2,893,017	681,065	3,644,227	2,529,913	5,148,271	1,533,247	—	33,305	—	1,865,482	2,871,859	2,749,909	31,719,334
Average price per share repurchased	$89.23	$78.40	$73.83	$71.65	$69.67	$64.04		$46.60		$66.14	$69.61	$69.04	$71.58

Average book value per common share (1)	$89.61	$85.65	$79.49	$74.96	$71.25	$65.12	$57.68	$52.98	$52.20	$55.27	$57.20	$56.02

Average repurchase price-to-book multiple	1.00x	0.92x	0.93x	0.96x	0.98x	0.98x		0.88x		1.20x	1.22x	1.23x

Remaining share repurchase authorization (2)	$229,529

(1)              Equals average of beginning and ending book value per common share for each period presented.

(2)              Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2011. From January 1 to February 11, 2011, the Company repurchased an additional 1.6 million common shares for an aggregate purchase price of $139.6 million. At February 11, 2011, $89.9 million of repurchases were available under the share repurchase program.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008	2010	2009

After-tax operating income available to common shareholders	$129,489	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$491,074	$651,805
Annualized after-tax operating income available to common shareholders (a)	$517,956	$522,688	$528,728	$394,924	$637,724	$641,328	$652,164	$676,004	$343,736	$491,074	$651,805

Beginning common shareholders’ equity	$4,392,910	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,998,349	$3,107,965
Ending common shareholders’ equity	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	4,188,003	3,998,349
Average common shareholders’ equity (b)	$4,290,457	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$4,093,176	$3,553,157

Annualized operating return on average common equity (a)/(b)	12.1%	12.3%	13.0%	9.8%	15.7%	16.4%	18.6%	21.1%	10.9%	12.0%	18.3%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2008
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	125,000	125,000	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$425,000	$425,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965
Total shareholders’ equity	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965

Total capital	$4,913,003	$5,142,910	$4,823,003	$4,778,757	$4,723,349	$4,860,822	$4,429,968	$4,030,396	$3,832,965

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	325,770	331,797	336,213	346,746	217,565	219,843	—	—	—

Total capital and TALF non-recourse borrowings	$5,238,773	$5,474,707	$5,159,216	$5,125,503	$4,940,914	$5,080,665	$4,429,968	$4,030,396	$3,832,965

Common shares outstanding, net of treasury shares (4) (b)	46,544,075	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974

Book value per common share (a)/(b)	$89.98	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36

Leverage ratios:
Senior notes/total capital	6.1%	5.8%	6.2%	6.3%	6.4%	6.2%	6.8%	7.4%	7.8%
Revolving credit agreement borrowings/total capital	2.0%	2.4%	2.6%	2.1%	2.1%	2.1%	2.3%	2.5%	2.6%
Debt/total capital	8.1%	8.3%	8.8%	8.4%	8.5%	8.2%	9.0%	9.9%	10.4%
Preferred/total capital	6.6%	6.3%	6.7%	6.8%	6.9%	6.7%	7.3%	8.1%	8.5%
Debt and preferred/total capital	14.8%	14.6%	15.6%	15.2%	15.3%	14.9%	16.4%	18.0%	18.9%

(1)	8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.
(2)	5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.
(3)

The Company participates in the Federal Reserve's Term Asset-Backed Securities Loan Facility ("TALF"), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a 'haircut' that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 13.9% and the ratio of debt and preferred to total capital would have been 20.1% at December 31, 2010.

(4)	Excludes the effects of stock options and restricted stock units outstanding.